Exhibit 99.1

News Release

For Immediate Release

News Media contact: Jonathan Binder (847) 732 4019

Analysts and Investors contact: T.C. Robillard (336) 519 2115

HanesBrands Announces Completion of 2026 Maturities Refinancing

WINSTON-SALEM, N.C (March 10, 2025) – HanesBrands Inc. (NYSE: HBI) today announced the completion of the refinancing of its 2026 maturities. The Company successfully closed on an upsized new senior secured term loan B facility in an aggregate principal amount of $1.1 billion maturing in 2032 (the “Term Loan B”), a new $750 million senior secured revolving credit facility maturing in 2030, and a new $400.0 million senior secured term loan A facility maturing in 2030 (the “Term Loan A”). The net proceeds from the Term Loan B, together with the proceeds from the Term Loan A, are being used to redeem the Company’s outstanding 4.875% Senior Notes due 2026, to refinance the Company’s existing senior secured credit facilities, and to pay related fees and expenses.

“We are pleased with the successful refinancing of our 2026 maturities, which provides us with increased flexibility to continue to pay down debt,” said Steve Bratspies, CEO. “With the completion of the refinancing and the benefits of our transformation strategy visible in our results, we believe we’re well positioned to create additional shareholder value over the next several years through the combination of positive sales growth, double-digit EPS growth, strong cash generation, and continued debt reduction.”

Cautionary Statement Concerning Forward-Looking Statements

This news release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “could,” “will,” “expect,” “outlook,” “potential,” “project,” “estimate,” “future,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding our intent, belief and current expectations about our strategic direction, prospects and future results are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from those implied or expressed by such statements. These risks and uncertainties include, but are not limited to, trends associated with our business; our ability to successfully implement our strategic plans, including our supply chain restructuring and consolidation and other cost savings initiatives; trends associated with our business; the rapidly changing retail environment and the level of consumer demand; the effects of any geopolitical conflicts (including the ongoing Russia-Ukraine conflict and Middle East conflicts) or public health emergencies or severe global health crises, including effects on consumer spending, global supply chains, critical supply routes and the financial markets; our ability to deleverage on the anticipated time frame or at all; any inadequacy, interruption, integration failure or security failure with respect to our information technology; future intangible assets or goodwill impairment due to changes in our business, market condition or other factors; significant fluctuations in foreign exchange rates; legal, regulatory, political and economic risks related to our international operations; our ability to effectively manage our complex international tax structure; our future financial performance; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Because it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and HanesBrands undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About HanesBrands Inc.

HanesBrands (NYSE: HBI) is a socially responsible global leader in everyday iconic apparel with a mission to create a more comfortable world for every body. The company owns a portfolio of some of the world’s most recognized apparel brands including Hanes, the leading basic apparel brand in the U.S.; Bonds, an Australian staple since 1915 that is setting new standards for design and innovation; Maidenform, America’s number one shapewear brand; and Bali, America’s number one national bra brand in the U.S. HanesBrands owns the majority of its worldwide manufacturing facilities and has built a strong reputation for workplace quality and ethical business practices.

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